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                                  EXHIBIT (23)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Heller Financial, Inc.:

  As independent public accountants, we hereby consent to the incorporation of our report dated January 24, 1997, (Except with the matter discussed in Note 18, as to which the date is February 5, 1997) included in this Form 10-K at page 27, into the Company's previously filed Registration Statement on Form S-3 No. 33-58716.

                                          Arthur Andersen LLP

Chicago, Illinois
February 11, 1997